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                                                                   EXHIBIT 10.10

                                    EXHIBIT F


                             STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT (this "Agreement"), dated December , 2001, by and between MAX MUNN and LAURIE MUNN, each an individual (collectively and severally, the "Pledgor"); A.P.F. ACQUISITION CORP., a New York corporation ("Maker") and INTERIORS, INC., a Delaware corporation (together with its successors and assigns, the "Pledgee");


                              W I T N E S S E T H:


         WHEREAS, the Maker, the Pledgee and the Pledgor are parties to that certain Asset Purchase Agreement, dated December 24, 2001 (the "Purchase Agreement"); and

         WHEREAS, as partial payment of the Purchase Price for the Assets and business of the APF Division, the Maker is issuing to the Pledgee, a certain Promissory Note of even date herewith in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) (the "Purchase Note");

         WHEREAS, Pledgor is the sole stockholder of the Maker and, as additional security for the payment of the Purchase Note, has issued to Pledgee their personal guaranty of the obligations of Maker under the Purchase Note, pursuant to a guaranty, dated of even date (the "Guaranty"); and

         WHEREAS, in order to induce Pledgor to accept the Purchase Note and the Guaranty, the Pledgor has agreed to secure all of the Maker's obligations under the Purchase Note and the Pledgor's obligations under the Guaranty with the grant to the Pledgee of a first priority security interest in and to the "Pledged Stock" (as hereinafter defined), under the terms and subject to the conditions of this Agreement; and

         WHEREAS, Pledgor, as the sole stockholder of the Maker, will derive substantial benefit from the transactions contemplated by the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions.

                  Unless otherwise separately defined herein, all capitalized terms used in this Agreement shall have the same meaning as is defined in the Purchase Agreement. In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this Agreement:

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                  (a) "Event of Default" shall have the same meaning as provided in the Purchase Note.

                  (b) "Pledged Stock" shall mean, collectively (i) all, and not less than all, of the shares of capital stock of the Maker now owned or hereafter owned or acquired by the Pledgor, any Affiliate of the Pledgor or any member of the families of any of such persons; and (ii) any options, warrants or other rights to acquire shares of Pledged Stock which may hereafter be issued to and/or owned beneficially or of record by the Pledgor, any Affiliate of the Pledgor or any member of the families of any of such persons, and any and all securities which may hereafter be issued in respect or upon exercise of such options, warrants or other rights.

                  (c) "Obligations" shall mean the individual and collective reference to: (a) all principal and interest which may be payable under the Purchase Note at any time and from time to time, whether upon stated maturity, by acceleration, or otherwise, (b) all other covenants and agreements of the Maker under the Purchase Note, the Security Agreement or the Purchase Agreement, and (c) all covenants and agreements of the Pledgor under the Guaranty.

                  (d) "Satisfaction Date" shall mean that date on which all of the Obligations have been paid or otherwise satisfied in full.

         2. Pledge of the Pledged Stock.

                  (a) As security for the due and timely payment and performance of all of the Obligations from time to time, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a first priority lien and security interest in, all of the Pledged Stock (as same are constituted from time to time), together with all cash dividends, stock dividends, interest, profits, premiums, redemptions, warrants, subscription rights, options, substitutions, exchanges and other distributions now or hereafter made on the Pledged Stock and all cash and non-cash proceeds thereof, until the Satisfaction Date. The Pledged Stock and all property at any time pledged to the Pledgee hereunder or in which the Pledgee is granted a security interest (whether described herein or not) and all income therefrom and proceeds thereof are herein collectively called the "Pledged Collateral".

                  (b) In furtherance of the pledge hereunder, the Pledgor is, concurrently herewith, delivering to the Pledgee the certificates representing all of the currently outstanding shares of Pledged Stock, each of which now remains in the name of the Pledgor and is, to the extent requested by the Pledgee, accompanied by appropriate undated stock powers duly endorsed in blank by the Pledgor.

                  (c) If, while this Agreement is in effect, the Pledgor becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any Pledged Stock or otherwise, the Pledgor agrees to accept the same as agent for the Pledgee, to hold the same in trust on behalf of and for the benefit of the Pledgee, and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock or other powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid on or in respect of the Pledged Stock on the liquidation or dissolution of the Pledgor shall be paid over to the Pledgee, to be held by the Pledgee, subject to the terms and conditions hereof, as additional collateral security for the Obligations.

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         3. Retention of the Pledged Stock.

                  (a) Except as otherwise provided herein, the Pledgee shall have no obligation with respect to the Pledged Collateral, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

                  (b) The Pledgee shall hold the Pledged Collateral in the form in which same are delivered herewith, unless and until there shall occur an Event of Default.

         4. Rights of the Pledgor. Throughout the term of this Agreement, so long as no Event of Default has occurred and is continuing, the Pledgor shall have the right to vote the Pledged Stock in all matters presented to the stockholders of the Pledgor for vote thereon, except in a manner inconsistent with the terms of this Agreement or with the rights and interest of the Pledgee under this Agreement.

         5. Event of Default; Power of Attorney.

                  (a) Upon the occurrence and during the continuance of any Event of Default, the Pledgee shall have the right to: (i) exercise all voting and corporate rights of, and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to, any Pledged Stock as if the Pledgee were the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Maker or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to any of the Pledged Stock and, in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency on such terms and conditions as the Pledgee may determine, all without liability except to account for property actually received by it; (ii) apply any funds or other property received in respect of the Pledged Stock to the Obligations, and receive in its own name any and all further distributions which may be paid in respect of the Pledged Stock, all of which shall, upon receipt by the Pledgee, be applied to the Obligations; (iii) transfer all or any portion of the Pledged Stock (as determined by the Pledgee in its discretion) on the books of the Maker to and in the name of the Pledgee or such other person or persons as the Pledgee may designate; (iv) effect any sale, transfer or disposition of all or any portion of the Pledged Stock and in furtherance thereof, take possession of and endorse any and all checks, drafts, bills of exchange, money orders or other documents and instruments received on account of the Pledged Stock; (v) collect, sue for and give acquittance for any money due on account of any of the foregoing; and (vi) take any and all other action contemplated by this Agreement, or as otherwise permitted by law, or as the Pledgee may reasonably deem necessary or appropriate, in order to accomplish the purposes of this Agreement.

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                  (b) In furtherance of the foregoing powers of the Pledgee, the
Pledgor hereby authorizes and appoints the Pledgee, with full powers of substitution, as the true and lawful attorney-in-fact of the Pledgor, in his name, place and stead, to take any and all such action as the Pledgee, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Satisfaction Date. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of the Pledgor or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon the Pledgee to exercise any of the rights or powers granted herein.

                  (c) The foregoing rights and powers granted to the Pledgee, and the foregoing power of attorney, shall be fully binding upon any person who may acquire any beneficial interest in any of the Pledged Stock or any other property held or received by the Pledgee hereunder.

         6. Foreclosure; Sale of Pledged Stock.

                  (a) Without limitation of paragraph 5 above, in the event that the Pledgee shall make any sale or other disposition of any or all of the Pledged Stock following an Event of Default, the Pledgee may also:

                           (i) offer and sell all or any portion of the Pledged
Stock by means of a private placement restricting the offer or sale to a limited number of prospective purchasers who meet such suitability standards as the Pledgee and its counsel may deem appropriate, and who may be required to represent that they are purchasing Pledged Stock for investment and not with a view to distribution;

                           (ii) purchase all or any portion of the Pledged Stock
for the Pledgee's own account at a price not less than the highest bona fide offer received therefor, which if effected in a manner in compliance with applicable law, shall be deemed to be a commercially reasonable disposition of the subject Pledged Stock;

                           (iii) sell any or all of the Pledged Stock upon
credit or for future delivery, without being in any way liable for failure of the purchaser to pay for the subject Pledged Stock; and

                           (iv) receive and collect the net proceeds of any sale
or other disposition of any Pledged Stock, and apply same in such order and to such of the Obligations (including the costs and expenses of the sale or disposition of the Pledged Stock) as the Pledgee may, in its absolute discretion, deem appropriate.

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                  (b) Upon any sale of any of the Pledged Stock in accordance with this Agreement, the Pledgee shall have the right to assign, transfer and deliver the subject Pledged Stock to the purchaser(s) thereof, and each such purchaser shall be entitled to hold such Pledged Stock absolutely free from any right or claim of the Pledgor and/or any other person claiming any beneficial interest in the Pledged Stock, including any equity of redemption (which right and all other such rights are hereby waived by the Pledgor to the fullest extent permitted by law).

                  (c) Nothing herein contained shall be deemed to require the Pledgee to effect any sale or disposition of any Pledged Stock at any time, or to consummate any proposed public or private sale at the time and place at which same was initially called. It is the intention of the parties hereto that the Pledgee shall, subject to any further conditions imposed by this Agreement, at all times following the occurrence of an Event of Default, have the right to use or deal with the Pledged Stock as if the Pledgee were the outright owner thereof, and to exercise any and all rights and remedies, as a secured party in possession of collateral or otherwise, under any and all provisions of law.

         7. Covenants, Representations and Warranties.

                  In connection with the transactions contemplated by this Agreement, and knowing that the Pledgee is and shall be relying hereon, the Pledgor hereby covenants, represents and warrants that, except as contemplated in the Purchase Agreement:

                  (a) the Pledged Stock have been and will be duly and validly issued, are and will be fully paid and non-assessable, and are and will be owned by the Pledgor free and clear of any and all restrictions, pledges, liens, encumbrances or other security interests of any kind, save and except for the pledge to the Pledgee pursuant to this Agreement;

                  (b) there are and will be no options, warrants or other rights in respect of the sale, transfer or other disposition of any of the Pledged Stock by the Pledgor, and the Pledgor has the absolute right to pledge the Pledged Stock hereunder without the necessity of any consent of any Person;

                  (c) the Pledged Stock constitute all of the outstanding capital stock and other securities of the Maker on the date hereof; and neither the Maker nor the Pledgor not granted any options, warrants or other rights to subscribe for or acquire any capital stock or other securities of Maker, or any securities or other rights exercisable for or convertible into any capital stock, securities or rights to acquire securities of Maker;

                  (d) neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of this Agreement by the Pledgor, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument to which the Pledgor or the Maker is a party or by which the Pledgor or the Maker is bound, or (ii) any provision of law, any order of any court or administrative agency, or any rule or regulation applicable to the Pledgor or the Maker;

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                  (e) this Agreement has been duly executed and delivered by the
Pledgor, and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms; and

                  (f) there are no actions, suits or proceedings pending or threatened against or affecting the Maker or the Pledgor that involve or relate to the Pledged Collateral.

                  (g) Until the Purchase Note shall be paid in full, neither the Pledgor nor any Affiliate or family member of the Pledgor will (i) sell, transfer, pledge or assign any shares of capital stock of the Maker; or (ii) sell, transfer, pledge or assign any of the assets or properties of Maker.

         8. Return of the Pledged Stock. To the extent that the Pledgee shall not previously have taken, acquired, sold, transferred, disposed of or otherwise realized value on the Pledged Collateral in accordance with this Agreement, at the Satisfaction Date, any security interest in the Pledged Collateral shall automatically terminate, cease to exist and be released, and the Pledgee shall forthwith return the Pledged Collateral to and in the name of the Pledgor.

         9. Expenses of the Pledgee. All expenses incurred by the Pledgee (including but not limited to reasonable attorneys' fees) in connection with any actual or attempted sale or other disposition of Pledged Stock hereunder shall be reimbursed to the Pledgee by the Pledgor (jointly and severally) on demand, or, at the Pledgee's option, such expenses may be added to the Obligations and shall be payable on demand.

         10. Further Assurances. From time to time hereafter, each party shall take any and all such further action, and shall execute and deliver any and all such further documents and/or instruments, as any other party may request in order to accomplish the purposes of and fulfill the parties' obligations under this Agreement, in order to enable the Pledgee to exercise any of its rights hereunder, and/or in order to secure more fully the Pledgee's interest in the Pledged Collateral.

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         11. Miscellaneous.

                  (a) Any notices or consents required or permitted under this Agreement shall be in writing and shall be deemed given as, when and in the manner provided in the Purchase Agreement.

                  (b) This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of New York applicable to contracts executed and to be wholly performed within such State. With respect to any action that may arise under this Agreement, the parties hereto irrevocably submit and consent to the exclusive jurisdiction of the federal court located within Westchester County, State of New York (or if such court lacks jurisdiction, the state court located therein).

                  (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The Pledgor shall not, however, assign any of its rights or obligations hereunder without the prior written consent of the Pledgee, and the Pledgee shall not assign its rights hereunder without simultaneously assigning its obligations hereunder to the subject assignee. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties relating to the specific subject matter hereof.

                  (d) Neither any course of dealing between the Pledgor and the Pledgee nor any failure to exercise, or any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege operate as a waiver of any other exercise of such right, power or privilege or any other right, power or privilege.

                  (e) The Pledgee's rights and remedies, whether hereunder or pursuant to any other agreements or by law or in equity, shall be cumulative and may be exercised singly or concurrently.

                  (f) No change, amendment, modification, waiver, assignment of rights or obligations, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Pledgee shall have consented thereto in writing.

                  (g) The captions and paragraph headings in this Agreement are for convenience of reference only, and shall not in any way define, limit or describe the construction, terms or provisions of this Agreement.

                  (h) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.

                                               Pledgee:


                                               INTERIORS, INC.


                                               By:
                                                   -----------------------------
                                                   Joan York
                                                   Administrative Vice President


                                               Pledgor:



                                               ---------------------------------
                                                         MAX MUNN


                                               ---------------------------------
                                                         LAURIE MUNN


                                               Approved:


                                               A.P.F. ACQUISITION CORP.


                                               By:
                                                   -----------------------------
                                                   Max Munn
                                                   President and Chief Executive
                                                   Officer


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